ServiceNow Reports Record Fourth Quarter and Fiscal Year 2018 Financial Results

Growth in IT Products Reaccelerates, Leading Strong Overall Performance

•	Subscription revenues of $666 million in Q4 2018, representing 33% year-over-year growth

•	51 transactions over $1 million in net new annual contract value in Q4 2018

•	Closed the year with 678 total customers with over $1 million in annual contract value, representing 33% year-over-year growth

SANTA CLARA, Calif. - Jan. 30, 2019 - ServiceNow (NYSE: NOW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2018, with subscription revenues of $666 million in Q4 2018, representing 33% year-over-year growth.

ServiceNow, Forbes’ No. 1 World’s Most Innovative Company in 2018, now serves approximately 5,400 enterprise customers, including almost 75% of Fortune 500 companies. During the quarter, ServiceNow closed 51 transactions with more than $1 million in net new annual contract value. As of the end of the fiscal year 2018, the company had 678 total customers with more than $1 million in annual contract value, representing 33% year-over-year growth. Underlying its quarterly and full-year results, ServiceNow saw strength across its product portfolio and in every geography.

“We finished 2018 with our strongest fourth quarter ever, continuing our momentum as the leading digital workflow company shaping the future of work,” said John Donahoe, ServiceNow president and chief executive officer. “Our role as a strategic partner to the world’s largest enterprises continues to accelerate. As we look to another strong year of growth in 2019, we remain committed to enabling companies’ digital transformation by making work, work better for people.”

“Total backlog1 including deferred revenue at the end of 2018 was $5.1 billion, representing 35% year-over-year growth,” said Michael Scarpelli, ServiceNow chief financial officer. “Strength in the fourth quarter was driven by expansions of existing customer relationships, which contributed to a record $1.5 billion in total contract value booked.”

___________________________
1 Please see our Form 10-Q filed for the quarter ended September 30, 2018 for our definition of total backlog.

Fourth Quarter 2018 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the fourth quarter 2018:

	Fourth Quarter 2018 GAAP Results		Fourth Quarter 2018 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/Year Growth (%)(2)
Subscription revenues	$666.1	33%			$673.6	35%
Professional services and other revenues	$49.3	0%			$50.1	2%
Total revenues	$715.4	30%			$723.7	32%

Subscription billings			$952.0	38%	$958.9	39%
Professional services and other billings			$61.0	29%	$61.9	30%
Total billings			$1,013.0	38%	$1,020.7	39%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$552.6	83%	$569.8	86%
Professional services and other gross profit (loss)	($5.4)	(11%)	$3.1	6%
Total gross profit	$547.3	76%	$573.0	80%
Income from operations	$0.3	0%	$150.0	21%
Net cash provided by operating activities	$289.6	40%
Free cash flow			$245.2	34%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$7.0	$0.04	$145.6	$0.81 / $0.77

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended September 30, 2018.

(3)
Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Non-GAAP subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Fiscal Year 2018 GAAP and Non‑GAAP Results:

The following table summarizes our financial results for the fiscal year 2018:

	Full-Year 2018 GAAP Results		Full-Year 2018 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)(2)	Amount ($ millions)	Year/Year Growth (%)(2)	Adjusted Amount ($ millions)(3)	Adjusted Year/Year Growth (%)(2)
Subscription revenues	$2,421.3	39%			$2,393.9	38%
Professional services and other revenues	$187.5	5%			$185.4	4%
Total revenues	$2,608.8	36%			$2,579.2	34%

Subscription billings			$2,881.4	36%	$2,845.1	34%
Professional services and other billings			$207.4	18%	$205.3	17%
Total billings			$3,088.8	34%	$3,050.4	33%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$2,003.9	83%	$2,071.6	86%
Professional services and other gross profit (loss)	($17.7)	(9%)	$15.1	8%
Total gross profit	$1,986.2	76%	$2,086.7	80%
Income (loss) from operations	($42.4)	(2%)	$527.8	20%
Net cash provided by operating activities	$811.1	31%
Free cash flow			$732.0	28%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income (loss)	($26.7)	($0.15)	$470.4	$2.64 / $2.49

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

(2)
The comparison period amounts used to calculate growth rates have been restated from previously reported amounts to reflect the impact of the full retrospective adoption of Topic 606. For more information regarding Topic 606, refer to our Form 10-Q filed for the quarter ended September 30, 2018.

(3)
Non-GAAP subscription revenues, professional services and other revenues, total revenues and professional services billings are adjusted for constant currency. Non-GAAP subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.

Financial Outlook

Our guidance is based on foreign exchange rates as of December 31, 2018 and includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the first quarter 2019:

	First Quarter 2019 GAAP Guidance		First Quarter 2019 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/ Year Growth (%)
Subscription revenues	$715 - $720	32% - 33%			$736 - $741	35% - 36%
Subscription billings			$790 - $795	24% - 25%	$831 - $836	30% - 31%

				Margin (%)
Income from operations				16%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			190

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for fiscal year 2019:

	Full-Year 2019 GAAP Guidance		Full-Year 2019 Non-GAAP Guidance(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/ Year Growth (%)
Subscription revenues	$3,215 - $3,235	33% - 34%			$3,256 - $3,276	34% - 35%
Subscription billings			$3,705 - $3,725	29%	$3,772 - $3,792	31% - 32%

				Margin (%)
Subscription gross profit				86%
Income from operations				21%
Free cash flow				28%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			190

(1)
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

(2)
Non-GAAP subscription revenues are adjusted for constant currency. Non-GAAP subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on January 30, 2019. Interested parties may listen to the call by dialing 844.464.3153 (passcode: 1278924), or if outside North America, by dialing +1.508.637.5575 (passcode: 1278924). Individuals may access the live teleconference from this webcast link (https://edge.media-server.com/m6/p/kp9ox4w4).

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 855.859.2056 (passcode:1278924), or if outside North America, by dialing +1.404.537.3406 (passcode: 1278924).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non‑GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•
Revenue Adjusted for Constant Currency. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars are converted into U.S. Dollars at the exchange rates in effect during the prior period presented, rather than the actual exchange rates in effect during the current period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•
Billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust for constant currency, as described above, and adjust for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the prior period presented. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•
Gross Profit, Income from Operations and Net Income. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. We believe the presentation of operating results that exclude these non-cash or non-recurring items provides useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•
Free Cash Flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward‑Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward‑looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) errors, interruptions, delays, or security breaches in or of our service or datacenters, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, sell additional subscriptions to existing customers and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, (v) our ability to compete successfully against existing and new competitors, and (vi) material changes in the value of foreign currencies relative to the U.S. Dollar.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2018 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2018.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud‑based platform and solutions deliver digital experiences that help people do their best work. For more information, visit: www.servicenow.com.

© 2019 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, Now Platform, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Kari Ramirez
408.607.1315
press@servicenow.com

Investor Contact:
Jimmy Sexton
669.262.1430
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
		*As Adjusted		*As Adjusted
Revenues:
Subscription	$666,139	$499,738	$2,421,313	$1,739,500
Professional services and other	49,302	49,355	187,503	178,994
Total revenues	715,441	549,093	2,608,816	1,918,494
Cost of revenues (1):
Subscription	113,503	87,524	417,421	315,570
Professional services and other	54,659	46,640	205,237	184,292
Total cost of revenues	168,162	134,164	622,658	499,862
Gross profit	547,279	414,929	1,986,158	1,418,632
Operating expenses (1):
Sales and marketing	319,163	250,979	1,203,056	894,977
Research and development	148,662	104,559	529,501	377,518
General and administrative	79,176	60,291	296,027	210,533
Total operating expenses	547,001	415,829	2,028,584	1,483,028
Income (loss) from operations	278	(900)	(42,426)	(64,396)
Interest expense	(8,938)	(16,813)	(52,733)	(53,394)
Interest income and other income (expense), net	10,615	4,561	56,135	4,384
Income (loss) before income taxes	1,955	(13,152)	(39,024)	(113,406)
Provision for (benefit from) income taxes	(5,060)	4,194	(12,320)	3,440
Net income (loss)	$7,015	$(17,346)	$(26,704)	$(116,846)
Net income (loss) per share - basic	$0.04	$(0.10)	$(0.15)	$(0.68)
Net income (loss) per share - diluted	$0.04	$(0.10)	$(0.15)	$(0.68)
Weighted-average shares used to compute net income (loss) per share - basic	179,763,953	173,567,143	177,846,023	171,175,577
Weighted-average shares used to compute net income (loss) per share - diluted	190,662,082	173,567,143	177,846,023	171,175,577

(1)	Includes stock-based compensation as follows:

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
		*As Adjusted		*As Adjusted
Cost of revenues:
Subscription	$12,134	$9,474	$48,738	$35,334
Professional services and other	8,506	5,853	32,816	27,401
Sales and marketing	58,762	45,877	228,045	170,527
Research and development	37,298	24,401	135,203	92,025
General and administrative	25,944	20,022	99,151	68,717

 *As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2018	December 31, 2017
		*As Adjusted
Assets
Current assets:
Cash and cash equivalents	$566,204	$726,495
Short-term investments	931,718	1,052,803
Accounts receivable, net	574,810	437,051
Current portion of deferred commissions	139,890	109,643
Prepaid expenses and other current assets	132,071	95,959
Total current assets	2,344,693	2,421,951
Deferred commissions, less current portion	282,490	224,252
Long-term investments	581,856	391,442
Property and equipment, net	347,216	245,124
Intangible assets, net	100,582	86,916
Goodwill	148,845	128,728
Other assets	73,458	51,832
Total assets	$3,879,140	$3,550,245
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$30,733	$32,109
Accrued expenses and other current liabilities	330,246	253,257
Current portion of deferred revenue	1,651,594	1,210,695
Current portion of convertible senior notes, net	—	543,418
Total current liabilities	2,012,573	2,039,479
Deferred revenue, less current portion	38,597	36,120
Convertible senior notes, net	661,707	630,018
Other long-term liabilities	55,064	65,884
Stockholders’ equity	1,111,199	778,744
Total liabilities and stockholders’ equity	$3,879,140	$3,550,245

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
		*As Adjusted		*As Adjusted

Cash flows from operating activities:
Net income (loss)	$7,015	$(17,346)	$(26,704)	$(116,846)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	43,112	32,067	149,604	113,875
Amortization of deferred commissions	35,991	30,951	143,358	99,105
Amortization of debt discount and issuance costs	8,938	16,813	52,733	53,394
Stock-based compensation	142,644	105,627	543,953	394,004
Deferred income tax	(1,883)	331	(34,180)	(5,724)
Gain on marketable equity securities	—	—	(19,257)	—
Repayments of convertible senior notes attributable to debt discount	(43,716)	—	(145,349)	—
Other	1,675	649	6,177	(905)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(153,602)	(145,572)	(146,148)	(99,693)
Deferred commissions	(86,861)	(75,732)	(239,382)	(190,246)
Prepaid expenses and other assets	(21,405)	(16,895)	(19,886)	(34,288)
Accounts payable	(9,815)	5,584	(4,757)	(5,504)
Deferred revenue	294,798	180,951	468,856	369,242
Accrued expenses and other liabilities	72,721	67,355	82,071	66,526
Net cash provided by operating activities	289,612	184,783	811,089	642,940
Cash flows from investing activities:
Purchases of property and equipment	(88,113)	(34,654)	(224,462)	(150,510)
Business combinations, net of cash and restricted cash acquired	(12,500)	(31,666)	(37,440)	(58,203)
Purchases of other intangibles	(10,800)	(500)	(24,400)	(6,670)
Purchases of investments	(467,784)	(547,845)	(1,285,943)	(1,189,511)
Purchases of strategic investments	(1,000)	(750)	(9,839)	(4,750)
Sales of investments	—	7,138	39,975	85,106
Maturities of investments	333,058	89,993	1,194,687	440,590
Net cash used in investing activities	(247,139)	(518,284)	(347,422)	(883,948)
Cash flows from financing activities:
Net proceeds from borrowings on convertible senior notes	—	—	—	772,127
Repayments of convertible senior notes attributable to principal	(118,125)	(4)	(429,645)	(4)
Proceeds from issuance of warrants	—	—	—	54,071
Purchases of convertible note hedges	—	—	—	(128,017)
Repurchases and retirement of common stock	—	—	—	(55,000)
Proceeds from employee stock plans	3,723	5,819	104,160	82,567
Taxes paid related to net share settlement of equity awards	(59,742)	(50,808)	(281,010)	(181,938)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
		*As Adjusted		*As Adjusted
Payments on financing obligations	(177)	(2,233)	(933)	(4,914)
Net cash (used in) provided by financing activities	(174,321)	(47,226)	(607,428)	538,892
Foreign currency effect on cash, cash equivalents and restricted cash	(5,937)	2,248	(15,530)	28,013
Net (decrease) increase in cash, cash equivalents and restricted cash	(137,785)	(378,479)	(159,291)	325,897
Cash, cash equivalents and restricted cash at beginning of period	706,323	1,106,308	727,829	401,932
Cash, cash equivalents and restricted cash at end of period	$568,538	$727,829	$568,538	$727,829

*As adjusted to reflect the impact of the full retrospective adoption of Topic 606.

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2018	December 31, 2017 (3)	Growth Rates	December 31, 2018	December 31, 2017 (3)	Growth Rates

Subscription revenues:
GAAP subscription revenues	$666,139	$499,738	33%	$2,421,313	$1,739,500	39%
Effects of foreign currency rate fluctuations	7,427			(27,453)
Non-GAAP adjusted subscription revenues (1)	$673,566		35%	$2,393,860		38%

Subscription billings:
GAAP subscription revenues	$666,139	$499,738	33%	$2,421,313	$1,739,500	39%
Change in subscription deferred revenue, unbilled receivables and customer deposits	285,856	188,540		460,117	384,316
Non-GAAP subscription billings	951,995	688,278	38%	2,881,430	2,123,816	36%
Effects of foreign currency rate fluctuations	10,815			(28,883)
Effects of fluctuations in billings duration	(3,948)			(7,419)
Non-GAAP adjusted subscription billings (2)	$958,862		39%	$2,845,128		34%

Professional services and other revenues:
GAAP professional services and other revenues	$49,302	$49,355	0%	$187,503	$178,994	5%
Effects of foreign currency rate fluctuations	834			(2,151)
Non-GAAP adjusted professional service and other revenues (1)	$50,136		2%	$185,352		4%

Professional services and other billings:
GAAP professional services and other revenues	$49,302	$49,355	0%	$187,503	$178,994	5%
Change in professional services and other deferred revenue	11,745	(1,915)		19,902	(3,156)
Non-GAAP professional services and other billings	61,047	47,440	29%	207,405	175,838	18%
Effects of foreign currency rate fluctuations	834			(2,151)
Non-GAAP adjusted professional services and other billings (2)	$61,881		30%	$205,254		17%

Total revenues:
GAAP total revenues	$715,441	$549,093	30%	$2,608,816	$1,918,494	36%
Effects of foreign currency rate fluctuations	8,261			(29,604)
Non-GAAP adjusted total revenues (1)	$723,702		32%	$2,579,212		34%

Total billings:
GAAP total revenues	$715,441	$549,093	30%	$2,608,816	$1,918,494	36%
Change in total deferred revenue, unbilled receivables and customer deposits	297,601	186,625		480,019	381,160
Non-GAAP total billings	1,013,042	735,718	38%	3,088,835	2,299,654	34%
Effects of foreign currency rate fluctuations	11,649			(31,034)
Effects of fluctuations in billings duration	(3,948)			(7,419)
Non-GAAP adjusted total billings (2)	$1,020,743		39%	$3,050,382		33%

Cost of revenues:
GAAP subscription cost of revenues	$113,503	$87,524		$417,421	$315,570
Stock-based compensation	(12,134)	(9,474)		(48,738)	(35,334)
Amortization of purchased intangibles	(5,063)	(4,118)		(18,993)	(14,967)
Non-GAAP subscription cost of revenues	$96,306	$73,932		$349,690	$265,269

GAAP professional services and other cost of revenues	$54,659	$46,640		$205,237	$184,292
Stock-based compensation	(8,506)	(5,853)		(32,816)	(27,401)
Non-GAAP professional services and other cost of revenues	$46,153	$40,787		$172,421	$156,891

Gross profit (loss):
GAAP subscription gross profit	$552,636	$412,214		$2,003,892	$1,423,930
Stock-based compensation	12,134	9,474		48,738	35,334
Amortization of purchased intangibles	5,063	4,118		18,993	14,967
Non-GAAP subscription gross profit	$569,833	$425,806		$2,071,623	$1,474,231

GAAP professional services and other gross loss	$(5,357)	$2,715		$(17,734)	$(5,298)
Stock-based compensation	8,506	5,853		32,816	27,401
Non-GAAP professional services and other gross profit	$3,149	$8,568		$15,082	$22,103

GAAP gross profit	$547,279	$414,929		$1,986,158	$1,418,632
Stock-based compensation	20,640	15,327		81,554	62,735
Amortization of purchased intangibles	5,063	4,118		18,993	14,967
Non-GAAP gross profit	$572,982	$434,374		$2,086,705	$1,496,334

Gross margin:
GAAP subscription gross margin	83%	82%		83%	82%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	85%		86%	85%

GAAP professional services and other gross margin	(11%)	6%		(9%)	(3%)
Stock-based compensation as % of professional services and other revenues	17%	12%		17%	15%
Non-GAAP professional services and other gross margin	6%	18%		8%	12%

GAAP gross margin	76%	76%		76%	74%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	0%		1%	1%
Non-GAAP gross margin	80%	79%		80%	78%

Operating expenses:
GAAP sales and marketing expenses	$319,163	$250,979		$1,203,056	$894,977
Stock-based compensation	(58,762)	(45,877)		(228,045)	(170,527)
Amortization of purchased intangibles	—	(56)		—	(407)
Non-GAAP sales and marketing expenses	$260,401	$205,046		$975,011	$724,043

GAAP research and development expenses	$148,662	$104,559		$529,501	$377,518
Stock-based compensation	(37,298)	(24,401)		(135,203)	(92,025)
Amortization of purchased intangibles	(455)	(455)		(1,820)	(1,820)
Non-GAAP research and development expenses	$110,909	$79,703		$392,478	$283,673

GAAP general and administrative expenses	$79,176	$60,291		$296,027	$210,533
Stock-based compensation	(25,944)	(20,022)		(99,151)	(68,717)
Amortization of purchased intangibles	(1,534)	(730)		(4,416)	(2,464)
Business combination and other related costs	(43)	(917)		(1,007)	(2,421)
Non-GAAP general and administrative expenses	$51,655	$38,622		$191,453	$136,931

GAAP total operating expenses	$547,001	$415,829		$2,028,584	$1,483,028
Stock-based compensation	(122,004)	(90,300)		(462,399)	(331,269)
Amortization of purchased intangibles	(1,989)	(1,241)		(6,236)	(4,691)
Business combination and other related costs	(43)	(917)		(1,007)	(2,421)
Non-GAAP total operating expenses	$422,965	$323,371		$1,558,942	$1,144,647

Income (loss) from operations:
GAAP income (loss) from operations	$278	$(900)		$(42,426)	$(64,396)
Stock-based compensation	142,644	105,627		543,953	394,004
Amortization of purchased intangibles	7,052	5,359		25,229	19,658
Business combination and other related costs	43	917		1,007	2,421
Non-GAAP income from operations	$150,017	$111,003		$527,763	$351,687

Operating margin:
GAAP operating margin	0%	0%		(2%)	(3%)
Stock-based compensation as % of total revenues	20%	19%		21%	21%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	0%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	21%	20%		20%	18%

Net income (loss):
GAAP net income (loss)	$7,015	$(17,346)		$(26,704)	$(116,846)
Stock-based compensation	142,644	105,627		543,953	394,004
Amortization of purchased intangibles	7,052	5,359		25,229	19,658
Business combination and other related costs	43	917		1,007	2,421
Amortization of debt discount and issuance costs for the convertible senior notes	8,938	16,813		52,733	53,394
Loss on early note conversions	—	—		4,063	—
Income tax expense effects related to the above adjustments	(20,093)	(32,786)		(129,912)	(110,502)
Non-GAAP net income	$145,599	$78,584		$470,369	$242,129

Net income (loss) per share - basic and diluted:
GAAP net income (loss) per share - basic	$0.04	$(0.10)		$(0.15)	$(0.68)
GAAP net income (loss) per share - diluted	$0.04	$(0.10)		$(0.15)	$(0.68)
Non-GAAP net income per share - basic	$0.81	$0.45		$2.64	$1.41
Non-GAAP net income per share - diluted	$0.77	$0.43		$2.49	$1.35

GAAP weighted-average shares used to compute net income (loss) per share - basic	179,763,953	173,567,143		177,846,023	171,175,577

GAAP weighted-average shares used to compute net income (loss) per share - diluted	190,662,082	173,567,143		177,846,023	171,175,577
Effect of dilutive time-based stock awards (4)	—	7,988,601		7,873,351	8,773,040
In-the-money portion of convertible senior notes (4)	(1,396,949)	—		—	—
Warrants (4)	—	1,055,388		2,967,725	—
Non-GAAP weighted-average shares used to compute net income per share - diluted	189,265,133	182,611,132		188,687,099	179,948,617

Free cash flow:
GAAP net cash provided by operating activities	$289,612	$184,783		$811,089	$642,940
Purchases of property and equipment	(88,113)	(34,654)		(224,462)	(150,510)
Repayments of convertible senior notes attributable to debt discount	43,716	2		145,349	2
Non-GAAP free cash flow	$245,215	$150,131		$731,976	$492,432

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	40%	34%		31%	34%
Purchases of property and equipment as % of total revenues	(12%)	(7%)		(9%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	6%	0%		6%	0%
Non-GAAP free cash flow margin	34%	27%		28%	26%

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the actual exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.

(3)
Amounts in the comparison period have been restated for Topic 606 and are unaudited. Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)
Effect of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of December 31, 2018. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2018 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2018. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	March 31, 2019	March 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$715 - $720 million	$543 million	32% - 33%

Effects of foreign currency rate fluctuations	21 million

Non-GAAP adjusted subscription revenues (1)	$736 - $741 million		35% - 36%

GAAP subscription revenues	$715 - $720 million	$543 million	32% - 33%

Change in subscription deferred revenue, unbilled receivables and customer deposits	75 million	95 million

Non-GAAP subscription billings	$790 - $795 million	$638 million	24% - 25%

Effects of foreign currency rate fluctuations	23 million

Effects of fluctuations in billings duration	18 million

Non-GAAP adjusted subscription billings (2)	$831 - $836 million		30% - 31%

GAAP operating margin	(6%)

Stock-based compensation expense as % of total revenues	21%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	16%

GAAP weighted-average shares used to compute net loss per share - diluted	182 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	8 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	190 million

	Twelve Months Ended
	December 31, 2019	December 31, 2018 (3)	Growth Rates

GAAP subscription revenues	$3,215 - $3,235 million	$2,421 million	33% - 34%

Effects of foreign currency rate fluctuations	41 million

Non-GAAP adjusted subscription revenues (1)	$3,256 - $3,276 million		34% - 35%

GAAP subscription revenues	$3,215 - $3,235 million	$2,421 million	33% - 34%

Change in subscription deferred revenue, unbilled receivables and customer deposits	490 million	460 million

Non-GAAP subscription billings	$3,705 - $3,725 million	$2,881 million	29%

Effects of foreign currency rate fluctuations	45 million

Effects of fluctuations in billings duration	22 million

Non-GAAP adjusted subscription billings (2)	$3,772 - $3,792 million		31% - 32%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	0%

Stock-based compensation expense as % of total revenues	20%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	0%

Non-GAAP operating margin	21%

GAAP net cash provided by operating activities as % of total revenues	35%

Purchases of property and equipment as % of total revenues	(7%)

Non-GAAP free cash flow margin	28%

GAAP weighted-average shares used to compute net loss per share - diluted (4)	185 million

Effect of dilutive securities (stock options, restricted stock units and warrants)	5 million

Non-GAAP weighted-average shares used to compute net income per share - diluted	190 million

(1)
Adjusted revenues and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period.

(2)
Adjusted billings and the corresponding growth rates are derived by applying the exchange rates in effect during the comparison period rather than the forecasted exchange rates for the guidance period, and by replacing the forecasted portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.

(3)	Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.

(4)
GAAP net income or loss for the year ending December 31, 2019 will depend in part on costs associated with non-cash charges associated with equity awards which vary depending on the grant date stock price and actual attainment for our performance-based RSUs, business combinations and other related expenses which are not known at this time.